UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C. 20549

                               FORM N-CSRS

          CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                           INVESTMENT COMPANIES


Investment Company Act file number 811-07177

Name of Fund:  BlackRock Mid Cap Value Opportunities Fund of
               BlackRock Mid Cap Value Opportunities Series, Inc.

Fund Address:  P.O. Box 9011
               Princeton, NJ  08543-9011

Name and address of agent for service:  Robert C. Doll, Jr., Chief Executive
      Officer (principal executive officer), BlackRock Mid Cap Value Opportunities Fund of BlackRock Mid Cap Value Opportunities Series, Inc., 800 Scudders Mill Road, Plainsboro, NJ, 08536. Mailing address: P.O.
      Box 9011, Princeton, NJ, 08543-9011

Registrant's telephone number, including area code:  (800) 441-7762

Date of fiscal year end: 01/31/08

Date of reporting period: 02/01/07 - 07/31/07

Item 1 -   Report to Stockholders


EQUITIES   FIXED INCOME   REAL ESTATE   LIQUIDITY   ALTERNATIVES
BLACKROCK SOLUTIONS


BlackRock Mid Cap Value
Opportunities Fund
OF BLACKROCK MID CAP VALUE OPPORTUNITIES
SERIES, INC.


JULY 31, 2007    SEMI-ANNUAL REPORT (UNAUDITED)



(BLACKROCK logo)



NOT FDIC INSURED
MAY LOSE VALUE
NO BANK GUARANTEE



This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.



BlackRock Mid Cap Value Opportunities Fund of
BlackRock Mid Cap Value Opportunities Series, Inc.
P.O. Box 9011
Princeton, NJ  08543-9011


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BlackRock Mid Cap Value Opportunities Fund


Portfolio Information as of July 31, 2007


                                               Percent of
Ten Largest Equity Holdings                    Net Assets

Harte-Hanks, Inc.                                  2.7%
Global Payments, Inc.                              2.7
King Pharmaceuticals, Inc.                         2.4
HCC Insurance Holdings, Inc.                       2.3
TIBCO Software, Inc.                               2.3
OGE Energy Corp.                                   2.3
Tech Data Corp.                                    2.0
Allied Waste Industries, Inc.                      2.0
Newfield Exploration Co.                           2.0
Alberto-Culver Co.                                 2.0



                                               Percent of
Five Largest Industries                        Net Assets

Multi-Utilities                                    6.5%
Software                                           6.3
Insurance                                          5.9
Oil, Gas & Consumable Fuels                        5.9
Real Estate Investment Trust (REITs)               5.2



                                               Percent of
                                               Long-Term
Sector Representation                         Investments

Financials                                        19.8%
Information Technology                            17.6
Industrials                                       12.7
Consumer Discretionary                            12.3
Health Care                                       11.2
Energy                                            10.2
Utilities                                          7.1
Materials                                          6.3
Consumer Staples                                   2.8

  For Fund compliance purposes, the Fund's industry and sector classifications refer to any one or more of the industry and sector sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report which may combine industry and sector sub-classifications for reporting ease.



BLACKROCK MID CAP VALUE OPPORTUNITIES FUND                        JULY 31, 2007



A Letter to Shareholders


Dear Shareholder

As the July reporting period closed, financial markets were rattled by ongoing problems in the credit markets, particularly those associated with the subprime mortgage industry. While this has been an issue for much of 2007, recent headlines and some high-profile credit collapses reignited concerns that credit problems could spill over into the broader economy and derail global financial markets. Although volatility has reared its head throughout the year, the fundamental market and economic backdrop has been little changed. U.S. economic activity has decelerated, led by a slowdown in the housing market, but economies outside the United States remain robust, which has been a boon for U.S. exports. Through July, the Federal Reserve Board had kept the target short-term interest rate on hold at 5.25%.

For the most part, equities continued to find support in robust merger-and-acquisition activity, a healthy global economy, tame inflation, relatively low interest rates, still-positive earnings growth and attractive valuations. These tailwinds generally prevailed over such headwinds as the weakening U.S. economy, slowing housing market, escalating geopolitical concerns and high energy prices, leading the Standard & Poor's (S&P) 500 Index and the Dow Jones Industrial Average to post new record highs in mid-July before succumbing to the latest market correction.

Meanwhile, mixed economic signals and the credit market debacle have made for a volatile backdrop for fixed income, with investors fleeing from bonds associated with the housing and credit markets in favor of higher-quality Treasury bonds. As a result, the 10-year Treasury yield, which touched 5.30% in June (its highest level in five years), fell to nearly 4.75% by period-end. Prices correspondingly rose, reflecting the investor flight to quality. Against this backdrop, financial markets posted mixed results for the six-month period ended July 31, 2007, but continued to exhibit relative strength when measured over the past year:


Total Returns as of July 31, 2007                                                     6-month        12-month
U.S. equities (S&P 500 Index)                                                           +2.10%        +16.13%
Small cap U.S. equities (Russell 2000 Index)                                            -2.47         +12.12
International equities (MSCI Europe, Australasia, Far East Index)                       +8.38         +23.91
Fixed income (Lehman Brothers U.S. Aggregate Bond Index)                                +1.86         + 5.58
Tax-exempt fixed income (Lehman Brothers Municipal Bond Index)                          +1.17         + 4.27
High yield bonds (Lehman Brothers U.S. Corporate High Yield 2% Issuer Cap Index)        -1.75         + 6.44

   Past performance is no guarantee of future results. Index performance shown for illustrative purposes only. You cannot invest directly in an index.


We expect market volatility to linger through the remainder of 2007. As you navigate the uncertainties, we encourage you to review your investment goals with your financial professional and to make portfolio changes, as needed. For more market insight, we invite you to visit www.blackrock.com/funds. We thank you for entrusting BlackRock with your investment assets, and we look forward to continuing to serve you in the months and years ahead.


Sincerely,


(Robert C. Doll, Jr.)
Robert C. Doll, Jr.
Fund President and Director


THIS PAGE NOT PART OF YOUR FUND REPORT



BLACKROCK MID CAP VALUE OPPORTUNITIES FUND                        JULY 31, 2007



A Discussion With Your Fund's Portfolio Manager


As a group, mid cap stocks performed strongly relative to both small and large cap stocks during the period, but stock-specific factors weighed on Fund results.


How did the Fund perform during the period in light of the existing market conditions?

For the six-month period ended July 31, 2007, BlackRock Mid Cap Value Opportunities Fund's Institutional, Investor A, Investor B, Investor C and Class R Shares had total returns of +1.06%, +0.95%, +0.53%, +0.54% and +0.76%, respectively. (Fund results shown do not reflect sales charges and would be lower if sales charges were included. Complete performance information can be found on pages 6 - 7 of this report to shareholders.) For the same period, the benchmark Standard & Poor's (S&P) MidCap 400 Index returned +3.40% and the Lipper Mid Cap Value Funds category posted an average return of +2.27%. (Funds in this Lipper category invest primarily in stocks of mid-capitalization companies that are considered to be undervalued relative to a major unmanaged stock index.)

U.S. equity markets weathered bouts of volatility throughout the six-month reporting period. A sharp market correction in late February was followed by a strong rally that sent the S&P 500 Index and the Dow Jones Industrial Average to new record highs in May. The upward momentum waned in the final two months of the period, when the broader-market S&P 500 Index and the benchmark S&P MidCap 400 Index posted negative monthly returns. The correction came amid growing investor concern over the deteriorating housing market, credit risk in the subprime mortgage segment and diminishing expectations for a near-term cut in the target federal funds rate.

Against this backdrop, mid cap stocks outperformed both their small and large cap counterparts for the six-month period. We believe this can be attributed to the greater merger-and-acquisition (M&A) activity and the higher level of implied takeover premiums in mid cap stocks. In terms of style, growth outpaced value across the market-capitalization spectrum. For this reason, our relative value approach - where we look for stocks trading at the low end of their historical valuation ranges, rather than making decisions on an absolute price-to-earnings or price-to-book basis - proved advantageous.


What factors most influenced Fund performance?

Fund performance for the period was driven by stock-specific factors. Our stock picks in the information technology, energy and financials sectors generally lagged those in the S&P MidCap 400 Index, although the majority of the underperformance relative to the benchmark came from disappointing stock performance in the healthcare sector. Our position in Medicis Pharmaceutical Corp. underperformed the healthcare sector as the launch of a competitor's product led to worries regarding the company's market positioning. Nevertheless, with only two competitors in this emerging growth market, we expect favorable market growth and pricing trends. Medicis has other products, including a strong dermatology product line, in addition to a good balance sheet and record of solid execution. For this reason, we continue to own shares of Medicis. Our largest position in healthcare, King Pharmaceuticals, Inc., also hindered Fund performance following an unfavorable patent decision. If King's lead product goes generic this year, we believe that the other drugs in its portfolio more than make up for the currently depressed share price.

Other stocks that detracted from the Fund's relative results included Friedman, Billings, Ramsey Group, Inc., which we had initially purchased for its investment banking/capital markets business. Friedman also owned a portfolio of subprime mortgages that it was looking to sell. The subprime market collapsed before the company could liquidate its portfolio, and we subsequently sold our entire position in Friedman on a small bounce in subprime stocks.

Stocks that contributed favorably to the Fund's relative results included Medimmune, Inc., maker of respiratory and other immune-boosting drugs, and chemical company Huntsman Corp. Both Medimmune and Huntsman were the subject of takeover announcements. Our position in Dresser-Rand Group Inc., a manufacturer of compressors sold into the energy industry, also proved additive to performance. The company benefited from a substantial increase in orders and solid earnings.



BLACKROCK MID CAP VALUE OPPORTUNITIES FUND                        JULY 31, 2007



What changes were made to the portfolio during the period?

From a sector perspective, the biggest change involved an increase in exposure to the utilities sector, an area where we have seen some M&A activity. We previously had underweighted utilities, but the sector is beginning to look attractive again on valuation measures. New additions to the portfolio included Alliant Energy Corp., Wisconsin Energy Corp. and Puget Energy, Inc.

We also raised the Fund's position in consumer discretionary stocks with the addition of direct marketing services company Harte-Hanks, Inc. and increased exposure to Newell Rubbermaid, Inc. and Jones Apparel Group, Inc. This was offset somewhat by a reduction in specialty retailers. In particular, we liquidated our position in RadioShack Corp. after sharp share price appreciation, and we reduced exposure to The Gap, Inc., as the shares rallied significantly on news that a new CEO had been hired. We believe meaningful improvement will take time, and prefer to wait on the sidelines for more tangible evidence of a turnaround.

In financials, we favored the insurers and asset management companies, while we reduced exposure to commercial banks. Notable new additions to the portfolio included AMBAC Financial Group, Inc. in insurance, Waddell & Reed Financial, Inc. and Affiliated Managers Group, Inc. among the asset managers, and TD Ameritrade Holding Corp. in the online brokerage space. Sales included asset manager Janus Capital Group and commercial banks Compass Bancshares, Inc. and The Colonial BancGroup, Inc. Among real estate investment trusts (REITs), Crescent Real Estate EQT Co., one of the Fund's largest financial positions, appreciated on news that it would be acquired by Morgan Stanley Real Estate. We trimmed our exposure to Crescent while establishing a position in hotel REIT FelCor Lodging Trust, Inc. and adding to Alexandria Real Estate Equities, Inc., both of which have more attractive valuations, in our view, and no residential real estate exposure.

Although the Fund's healthcare exposure decreased slightly during this six-month period, the sector has been an interesting area for new purchases. We have seen a lot of consolidation activity and believe that large cap pharmaceutical companies could acquire additional small players with emerging drug pipelines. We initiated positions in Sepracor, Inc., which focuses on respiratory and central nervous system drugs, and Imclone Systems, Inc., a bio-pharmaceutical company. Both stocks are attractive acquisition candidates for large cap pharmaceutical companies.

On the sell side, we reined in our overweighting in energy as oil prices approached $80 per barrel. We also reduced our exposure to the industrials sector, where we saw strong performance in the aerospace & defense industry. We realized profits in Goodrich Corp., a supplier of aerospace components and systems, and sold our positions in W.W. Grainger and Chicago Bridge & Iron Co. after sharp share price appreciation. We reduced the Fund's overweight position in the information technology sector with the liquidation of Hyperion Solutions Corp., Novell, Inc., Computer Sciences Corp. and BISYS Group, among others, on takeovers that were either widely anticipated or actually announced. Finally, we moved to a zero weighting in the telecommunication services sector with the sale of our position in BCE, Inc., the leading communications company in Canada, which agreed to be acquired by a private consortium of investors.

Consistent with our bottom-up stock-selection process, most portfolio activity during the period was driven by stock-specific considerations rather than top-down macroeconomic investment themes.


How would you characterize the Fund's position at the close of the period?

At July 31, 2007, the Fund was most overweight versus the S&P MidCap 400 Index in the financial services and information technology (IT) sectors, and most underweight in the industrials and consumer discretionary sectors. The Fund's largest absolute exposure at period-end was in financial services, though we recently reduced bank exposure in favor of information technology purchases, causing IT to rise to the second-largest sector on an absolute basis as of July 31, 2007.

Mid cap stocks performed strongly relative to both small and large cap stocks during the six-month reporting period, but may be vulnerable amid concerns about rising financing costs and slowing M&A activity. Higher interest rates are likely to ease investor interest in mid cap names, and we expect that the pace of consolidation activity will slow. We have a more cautious long-term view, but continue to find attractive opportunities in specific mid cap companies. We ended the period with a fully invest portfolio and will continue to rebalance our positioning to mitigate risk.


R. Elise Baum, CFA
Portfolio Manager


August 8, 2007



BLACKROCK MID CAP VALUE OPPORTUNITIES FUND                        JULY 31, 2007



Performance Data


About Fund Performance


Effective October 2, 2006, the Fund's Class A, Class B, Class C and Class I Shares were redesignated Investor A, Investor B, Investor C and Institutional Shares, respectively. Class R Shares did not change their designation. As previously communicated to shareholders, new sales charge schedules came into effect at the same time for certain of these classes.

The Fund has multiple classes of shares:

* Institutional Shares are not subject to any sales charge. Institutional Shares bear no ongoing distribution or service fees and are available only to eligible investors.

* Investor A Shares incur a maximum initial sales charge (front-end load) of 5.25% and a service fee of 0.25% per year (but no distribution fee).

* Investor B Shares are subject to a maximum contingent deferred sales charge of 4.50% declining to 0% after six years. In addition, Investor B Shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. These shares automatically convert to Investor A Shares after approximately eight years. (There is no initial sales charge for automatic share conversions.) All returns for periods greater than eight years reflect this conversion.

* Investor C Shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. In addition, Investor C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

* Class R Shares do not incur a maximum initial sales charge (front-end load) or deferred sales charge. These shares are subject to a distribution fee of 0.25% per year and a service fee of 0.25% per year. Class R Shares are available only to certain retirement plans. Prior to inception, Class R Share performance results are those of Institutional Shares (which have no distribution or service fees) restated to reflect the Class R Share fees.

Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. Refer to www.blackrock.com to obtain performance data current to the most recent month-end. Performance results do not include the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in each of the following tables assume reinvestment of all dividends and capital gain distributions, if any, at net asset value on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.


Recent Performance Results

                                                        6-Month           12-Month           10-Year
As of July 31, 2007                                   Total Return      Total Return       Total Return
Institutional Shares*                                     +1.06%           +13.89%           +174.90%
Investor A Shares*                                        +0.95            +13.55            +168.09
Investor B Shares*                                        +0.53            +12.71            +150.84
Investor C Shares*                                        +0.54            +12.69            +146.56
Class R Shares*                                           +0.76            +13.25            +162.55
S&P MidCap 400 Index**                                    +3.40            +16.73            +205.43

 * Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included. Cumulative total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date.

** This unmanaged Index is a market value-weighted index that consists of 400 domestic stocks and measures the performance of the mid-size company segment of the U.S. market.



BLACKROCK MID CAP VALUE OPPORTUNITIES FUND                        JULY 31, 2007



Performance Data (concluded)


Total Return Based on a $10,000 Investment


A line graph illustrating the growth of a $10,000 investment in Institutional Shares*++, Investor A Shares*++, Investor B Shares*++, Investor C Shares*++ and Class R Shares*++ compared to a similar investment in S&P MidCap 400 Index++++. Values illustrated are as follows:


Institutional Shares*++

Date                                             Value

July 1997                                      $10,000.00
July 1998                                      $10,763.00
July 1999                                      $12,304.00
July 2000                                      $12,044.00
July 2001                                      $15,865.00
July 2002                                      $13,083.00
July 2003                                      $15,330.00
July 2004                                      $18,021.00
July 2005                                      $21,946.00
July 2006                                      $24,137.00
July 2007                                      $27,490.00


Investor A Shares*++

Date                                             Value

July 1997                                      $ 9,475.00
July 1998                                      $10,173.00
July 1999                                      $11,601.00
July 2000                                      $11,327.00
July 2001                                      $14,885.00
July 2002                                      $12,251.00
July 2003                                      $14,308.00
July 2004                                      $16,776.00
July 2005                                      $20,403.00
July 2006                                      $22,370.00
July 2007                                      $25,402.00


Investor B Shares*++

Date                                             Value

July 1997                                      $10,000.00
July 1998                                      $10,645.00
July 1999                                      $12,037.00
July 2000                                      $11,649.00
July 2001                                      $15,189.00
July 2002                                      $12,397.00
July 2003                                      $14,360.00
July 2004                                      $16,708.00
July 2005                                      $20,148.00
July 2006                                      $22,090.00
July 2007                                      $25,084.00


Investor C Shares*++

Date                                             Value

July 1997                                      $10,000.00
July 1998                                      $10,639.00
July 1999                                      $12,030.00
July 2000                                      $11,644.00
July 2001                                      $15,164.00
July 2002                                      $12,373.00
July 2003                                      $14,336.00
July 2004                                      $16,676.00
July 2005                                      $20,105.00
July 2006                                      $21,881.00
July 2007                                      $24,656.00


Class R Shares*++

Date                                             Value

July 1997                                      $10,000.00
July 1998                                      $10,709.00
July 1999                                      $12,181.00
July 2000                                      $11,864.00
July 2001                                      $15,551.00
July 2002                                      $12,760.00
July 2003                                      $14,945.00
July 2004                                      $17,475.00
July 2005                                      $21,188.00
July 2006                                      $23,183.00
July 2007                                      $26,255.00


S&P MidCap 400 Index++++

Date                                             Value

July 1997                                      $10,000.00
July 1998                                      $11,121.00
July 1999                                      $13,269.00
July 2000                                      $16,110.00
July 2001                                      $17,009.00
July 2002                                      $14,857.00
July 2003                                      $16,914.00
July 2004                                      $19,930.00
July 2005                                      $25,090.00
July 2006                                      $26,165.00
July 2007                                      $30,543.00


    * Assuming maximum sales charge, if any, transaction costs and other operating expenses, including advisory fees.

   ++ The Fund invests in common stocks of mid cap companies.

 ++++ This unmanaged Index is a market value-weighted index that consists of 400 domestic stocks and measures the performance of the mid-size company segment of the U.S. market.

      Past performance is not indicative of future results.



Average Annual Total Return


                                                            Return
Institutional Shares

One Year Ended 7/31/07                                      +13.89%
Five Years Ended 7/31/07                                    +16.01
Ten Years Ended 7/31/07                                     +10.64



                                      Return Without     Return With
                                       Sales Charge     Sales Charge*
Investor A Shares

One Year Ended 7/31/07                    +13.55%           + 7.59%
Five Years Ended 7/31/07                  +15.70            +14.46
Ten Years Ended 7/31/07                   +10.36            + 9.77



                                          Return            Return
                                       Without CDSC    With CDSC++++++
Investor B Shares++

One Year Ended 7/31/07                    +12.71%           + 8.32%
Five Years Ended 7/31/07                  +14.79            +14.56
Ten Years Ended 7/31/07                   + 9.63            + 9.63



                                          Return            Return
                                       Without CDSC    With CDSC++++++
Investor C Shares++++

One Year Ended 7/31/07                    +12.69%           +11.71%
Five Years Ended 7/31/07                  +14.79            +14.79
Ten Years Ended 7/31/07                   + 9.44            + 9.44



                                                            Return
Class R Shares

One Year Ended 7/31/07                                      +13.25%
Five Years Ended 7/31/07                                    +15.52
Ten Years Ended 7/31/07                                     +10.13


      * Assuming maximum sales charge of 5.25%.

     ++ Maximum contingent deferred sales charge is 4.50% and is reduced to 0% after six years.

   ++++ Maximum contingent deferred sales charge is 1% and is reduced to 0% after one year.

 ++++++ Assuming payment of applicable contingent deferred sales charge.



BLACKROCK MID CAP VALUE OPPORTUNITIES FUND                        JULY 31, 2007



Disclosure of Expenses


Shareholders of this Fund may incur the following charges: (a) expenses related to transactions, including sales charges, redemption fees and exchange fees; and (b) operating expenses including advisory fees, distribution fees including 12b-1 fees, and other Fund expenses. The following example (which is based on a hypothetical investment of $1,000 invested on February 1, 2007 and held through July 31, 2007) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The first table below provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period."

The second table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in this Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds' shareholder reports.

The expenses shown in the table are intended to highlight shareholders' ongoing costs only and do not reflect any transactional expenses, such as sales charges, redemption fees or exchange fees. Therefore, the second table is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.



                                                                                                   Expenses Paid
                                                              Beginning            Ending        During the Period*
                                                            Account Value      Account Value      February 1, 2007
                                                             February 1,          July 31,          to July 31,
                                                                 2007               2007                2007
Actual

Institutional                                                   $1,000           $1,010.60             $ 4.59
Investor A                                                      $1,000           $1,009.50             $ 6.08
Investor B                                                      $1,000           $1,005.30             $10.09
Investor C                                                      $1,000           $1,008.90             $10.41
Class R                                                         $1,000           $1,007.60             $ 7.72

Hypothetical (5% annual return before expenses)**

Institutional                                                   $1,000           $1,020.24             $ 4.61
Investor A                                                      $1,000           $1,018.75             $ 6.11
Investor B                                                      $1,000           $1,014.73             $10.14
Investor C                                                      $1,000           $1,014.44             $10.44
Class R                                                         $1,000           $1,017.11             $ 7.75


 * For each class of shares of the Fund, expenses are equal to the annualized expense ratio for the class
   (.92% for Institutional, 1.22% for Investor A, 2.03% for Investor B, 2.09% for Investor C and 1.55% for
   Class R), multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown).

** Hypothetical 5% annual return before expenses is calculated by pro-rating the number of days in the most recent fiscal half year divided by 365.



BLACKROCK MID CAP VALUE OPPORTUNITIES FUND                        JULY 31, 2007



Schedule of Investments as of July 31, 2007 (Unaudited)       (in U.S. dollars)


                                                        Shares
       Industry       Common Stocks                       Held          Value

North America

United States--98.0%

       Aerospace & Defense--3.0%

       Curtiss-Wright Corp.                             60,500    $   2,635,985
       DRS Technologies, Inc.                          141,000        7,382,760
       Spirit Aerosystems Holdings, Inc.
         Class A (b)                                    95,200        3,455,760
                                                                  -------------
                                                                     13,474,505

       Biotechnology--1.6%

       Human Genome Sciences, Inc. (b)                 351,000        2,723,760
       ImClone Systems, Inc. (b)                       130,900        4,306,610
                                                                  -------------
                                                                      7,030,370

       Capital Markets--3.5%

       Affiliated Managers Group, Inc. (b)              46,500        5,254,500
       TD Ameritrade Holding Corp. (b)                 222,200        3,766,290
       Waddell & Reed Financial, Inc. Class A          263,400        6,640,314
                                                                  -------------
                                                                     15,661,104

       Chemicals--2.1%

       Huntsman Corp.                                  302,300        7,696,558
       Valspar Corp.                                    58,500        1,614,015
                                                                  -------------
                                                                      9,310,573

       Commercial Banks--2.5%

       Cullen/Frost Bankers, Inc.                       90,800        4,510,036
       First Midwest Bancorp, Inc.                      56,375        1,854,174
       Webster Financial Corp.                         109,400        4,754,524
                                                                  -------------
                                                                     11,118,734

       Commercial Services &
       Supplies--3.8%

       Allied Waste Industries, Inc. (a)(b)            682,600        8,785,062
       Cintas Corp.                                    214,100        7,827,496
                                                                  -------------
                                                                     16,612,558

       Communications Equipment--2.5%

       Andrew Corp. (b)                                180,800        2,542,048
       Tellabs, Inc. (b)                               758,300        8,606,705
                                                                  -------------
                                                                     11,148,753

       Containers & Packaging--1.6%

       Smurfit-Stone Container Corp. (a)(b)            617,800        7,283,862

       Electrical Equipment--1.3%

       Hubbell, Inc. Class B                            99,200        5,718,880

       Electronic Equipment &
       Instruments--2.0%

       Tech Data Corp. (b)                             241,500        9,049,005

       Energy Equipment &
       Services--4.1%

       BJ Services Co.                                 278,700        7,288,005
       Dresser-Rand Group, Inc. (b)                     74,900        2,778,790
       Rowan Cos., Inc. (a)                            191,600        8,083,604
                                                                  -------------
                                                                     18,150,399

       Food Products--0.8%

       Smithfield Foods, Inc. (b)                      115,500        3,587,430

       Gas Utilities--0.4%

       Questar Corp.                                    31,800        1,637,382



                                                        Shares
       Industry       Common Stocks                       Held          Value

North America (continued)

United States (continued)

       Health Care Equipment &
       Supplies--2.4%

       Cooper Cos., Inc.                                44,600    $   2,235,798
       Edwards Lifesciences Corp. (a)(b)               179,900        8,268,204
                                                                  -------------
                                                                     10,504,002

       Health Care Providers &
       Services--0.9%

       Community Health Systems, Inc. (b)               58,200        2,263,980
       Tenet Healthcare Corp. (b)                      368,937        1,911,094
                                                                  -------------
                                                                      4,175,074

       Health Care Technology--0.6%

       HLTH Corp. (b)                                  212,843        2,694,592

       Hotels, Restaurants &
       Leisure--1.6%

       CBRL Group, Inc.                                 66,000        2,536,380
       Wyndham Worldwide Corp.                         131,160        4,413,534
                                                                  -------------
                                                                      6,949,914

       Household Durables--2.2%

       Lennar Corp. Class A (a)                         84,500        2,590,770
       Newell Rubbermaid, Inc.                         279,600        7,395,420
                                                                  -------------
                                                                      9,986,190

       IT Services--3.0%

       CheckFree Corp. (a)(b)                           36,000        1,326,240
       Global Payments, Inc.                           315,400       11,795,960
                                                                  -------------
                                                                     13,122,200

       Insurance--5.9%

       AMBAC Financial Group, Inc.                      62,000        4,163,300
       Conseco, Inc. (b)                               434,700        7,907,193
       Everest Re Group Ltd.                            38,200        3,753,150
       HCC Insurance Holdings, Inc. (a)                352,600       10,324,128
                                                                  -------------
                                                                     26,147,771

       Internet Software &
       Services--1.6%

       CNET Networks, Inc. (a)(b)                      903,000        6,799,590
       Data Domain, Inc. (b)                             2,500           62,025
                                                                  -------------
                                                                      6,861,615

       Leisure Equipment &
       Products--1.4%

       Brunswick Corp. (a)                             218,800        6,117,648

       Life Sciences Tools &
       Services--0.9%

       Affymetrix, Inc. (b)                            154,500        3,766,710

       Machinery--1.9%

       Timken Co.                                      252,500        8,433,500

       Media--2.7%

       Harte-Hanks, Inc. (a)                           503,500       11,857,425

       Metals & Mining--1.3%

       Nucor Corp.                                     110,800        5,562,160

       Multi-Utilities--6.5%

       Alliant Energy Corp.                            180,022        6,651,813
       OGE Energy Corp.                                306,200       10,150,530
       Puget Energy, Inc.                              253,300        5,863,895
       Wisconsin Energy Corp.                          146,900        6,306,417
                                                                  -------------
                                                                     28,972,655



BLACKROCK MID CAP VALUE OPPORTUNITIES FUND                        JULY 31, 2007



Schedule of Investments (concluded)                           (in U.S. dollars)


                                                        Shares
       Industry       Common Stocks                       Held          Value

North America (continued)

United States (continued)

       Oil, Gas & Consumable
       Fuels--5.9%

       Cabot Oil & Gas Corp. Class A                   132,300    $   4,524,660
       Newfield Exploration Co. (a)(b)                 182,600        8,773,930
       Noble Energy, Inc. (a)                           69,300        4,237,002
       Plains Exploration & Production Co. (b)         195,100        8,430,271
                                                                  -------------
                                                                     25,965,863

       Paper & Forest Products--1.2%

       Weyerhaeuser Co. (a)                             72,500        5,164,900

       Personal Products--2.0%

       Alberto-Culver Co.                              370,300        8,709,456

       Pharmaceuticals--4.6%

       King Pharmaceuticals, Inc. (b)                  612,400       10,416,924
       Medicis Pharmaceutical Corp.
         Class A (a)                                   247,500        7,061,175
       Sepracor, Inc. (b)                               96,800        2,722,984
                                                                  -------------
                                                                     20,201,083

       Real Estate Investment Trusts
       (REITs)--5.2%

       Alexandria Real Estate Equities, Inc.            82,600        7,114,338
       Crescent Real Estate EQT Co.                    284,400        6,421,752
       FelCor Lodging Trust, Inc.                      320,600        7,040,376
       UDR, Inc.                                       103,100        2,380,579
                                                                  -------------
                                                                     22,957,045

       Road & Rail--0.7%

       JB Hunt Transport Services, Inc. (a)            112,600        3,144,918

       Semiconductors & Semiconductor
       Equipment--1.8%

       Micron Technology, Inc. (a)(b)                  691,000        8,202,170

       Software--6.3%

       BEA Systems, Inc. (b)                           546,000        6,759,480
       Citrix Systems, Inc. (b)                        128,900        4,662,313
       Parametric Technology Corp. (b)                 348,300        6,140,529
       TIBCO Software, Inc. (b)                      1,258,200       10,229,166
                                                                  -------------
                                                                     27,791,488



                                                        Shares
       Industry       Common Stocks                       Held          Value

North America (concluded)

United States (concluded)

       Specialty Retail--2.5%

       Foot Locker, Inc.                               402,600    $   7,472,256
       The Gap, Inc.                                   204,500        3,517,400
                                                                  -------------
                                                                     10,989,656

       Textiles, Apparel & Luxury
       Goods--1.7%

       Jones Apparel Group, Inc.                       289,400        7,223,424
       Lululemon Athletica, Inc. (b)                     8,000          257,120
                                                                  -------------
                                                                      7,480,544

       Thrifts & Mortgage
       Finance--2.3%

       MGIC Investment Corp. (a)                        84,600        3,270,636
       People's United Financial, Inc.                 440,500        7,100,860
                                                                  -------------
                                                                     10,371,496

       Trading Companies &
       Distributors--1.7%

       United Rentals, Inc. (b)                         86,800        2,789,752
       WESCO International, Inc. (b)                    86,800        4,648,140
                                                                  -------------
                                                                      7,437,892

       Total Common Stocks
       (Cost--$438,029,724)--98.0%                                  433,351,522



                      Short-Term                    Beneficial
                      Securities                      Interest

       BlackRock Liquidity Series, LLC
         Cash Sweep Series,
         5.33% (c)(d)                              $ 2,354,777        2,354,777
       BlackRock Liquidity Series, LLC
         Money Market Series,
         5.37% (c)(d)(e)                            83,558,250       83,558,250

       Total Short-Term Investments
       (Cost--$85,913,027)--19.4%                                    85,913,027

Total Investments
(Cost--$523,942,751*)--117.4%                                       519,264,549
Liabilities in Excess of Other Assets--(17.4%)                     (77,011,526)
                                                                  -------------
Net Assets--100.0%                                                $ 442,253,023
                                                                  =============


  * The cost and unrealized appreciation (depreciation) of investments as of July 31, 2007, as computed for federal income tax purposes, were as follows:

    Aggregate cost                                $     526,789,066
                                                  =================
    Gross unrealized appreciation                 $      27,042,013
    Gross unrealized depreciation                      (34,566,530)
                                                  -----------------
    Net unrealized depreciation                   $     (7,524,517)
                                                  =================

(a) Security, or a portion of security, is on loan.

(b) Non-income producing security.

(c) Investments in companies considered to be an affiliate of the Fund, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:


                                                    Net           Interest
    Affiliate                                     Activity         Income

    BlackRock Liquidity Series, LLC
       Cash Sweep Series                     $ (1,791,580)         $154,853
    BlackRock Liquidity Series, LLC
       Money Market Series                   $   9,091,333         $ 59,735


(d) Represents the current yield as of July 31, 2007.

(e) Security was purchased with the cash proceeds from securities loans.

  o For Fund compliance purposes, the Fund's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease.

    See Notes to Financial Statements.



BLACKROCK MID CAP VALUE OPPORTUNITIES FUND                        JULY 31, 2007


Statement of Assets and Liabilities

As of July 31, 2007 (Unaudited)
Assets

       Investments in unaffiliated securities, at value (including securities
       loaned of $79,169,101) (identified cost--$438,029,724)                                                     $   433,351,522
       Investments in affiliated securities, at value (identified cost--$85,913,027)                                   85,913,027
       Receivables:
           Securities sold                                                                     $    20,398,086
           Capital shares sold                                                                         552,201
           Dividends                                                                                   320,670
           Securities lending                                                                           20,062         21,291,019
                                                                                               ---------------
       Prepaid expenses                                                                                                    40,654
                                                                                                                  ---------------
       Total assets                                                                                                   540,596,222
                                                                                                                  ---------------

Liabilities

       Collateral on securities loaned, at value                                                                       83,558,250
       Payables:
           Securities purchased                                                                     11,256,884
           Capital shares redeemed                                                                   2,781,243
           Investment adviser                                                                          265,119
           Distributor                                                                                 208,201
           Other affiliates                                                                            200,787         14,712,234
                                                                                               ---------------
       Accrued expenses and other liabilities                                                                              72,715
                                                                                                                  ---------------
       Total liabilities                                                                                               98,343,199
                                                                                                                  ---------------

Net Assets

       Net assets                                                                                                 $   442,253,023
                                                                                                                  ===============

Net Assets Consist of

       Institutional Shares of Capital Stock, $.10 par value, 20,000,000 shares authorized                       $        549,066
       Investor A Shares of Capital Stock, $.10 par value, 40,000,000 shares authorized                                   699,897
       Investor B Shares of Capital Stock, $.10 par value, 40,000,000 shares authorized                                   392,616
       Investor C Shares of Capital Stock, $.10 par value, 40,000,000 shares authorized                                   629,172
       Class R Shares of Capital Stock, $.10 par value, 40,000,000 shares authorized                                      251,152
       Paid-in capital in excess of par                                                                               388,609,153
       Accumulated investment loss--net                                                        $     (886,343)
       Undistributed realized capital gains--net                                                    56,686,512
       Unrealized depreciation--net                                                                (4,678,202)
                                                                                               ---------------
       Total accumulated earnings--net                                                                                 51,121,967
                                                                                                                  ---------------
       Net Assets                                                                                                $    442,253,023
                                                                                                                  ===============

Net Asset Value

       Institutional--Based on net assets of $100,700,940 and 5,490,665 shares outstanding                        $         18.34
                                                                                                                  ===============
       Investor A--Based on net assets of $126,126,056 and 6,998,970 shares outstanding                           $         18.02
                                                                                                                  ===============
       Investor B--Based on net assets of $66,738,618 and 3,926,156 shares outstanding                            $         17.00
                                                                                                                  ===============
       Investor C--Based on net assets of $105,812,232 and 6,291,720 shares outstanding                           $         16.82
                                                                                                                  ===============
       Class R--Based on net assets of $42,875,177 and 2,511,520 shares outstanding                               $         17.07
                                                                                                                  ===============

       See Notes to Financial Statements.



BLACKROCK MID CAP VALUE OPPORTUNITIES FUND                        JULY 31, 2007


Statement of Operations

For the Six Months Ended July 31, 2007 (Unaudited)
Investment Income

       Dividends (net of $13,168 foreign withholding tax)                                                         $     2,433,718
       Interest from affiliates                                                                                           154,853
       Securities lending--net                                                                                             59,735
                                                                                                                  ---------------
       Total income                                                                                                     2,648,306
                                                                                                                  ---------------

Expenses

       Investment advisory fees                                                                $     1,509,469
       Service and distribution fees--Investor C                                                       571,426
       Service and distribution fees--Investor B                                                       380,915
       Transfer agent fees--Investor C                                                                 163,964
       Service fees--Investor A                                                                        159,139
       Transfer agent fees--Investor A                                                                 122,149
       Accounting services                                                                             115,378
       Service and distribution fees--Class R                                                           98,508
       Transfer agent fees--Investor B                                                                  84,453
       Transfer agent fees--Institutional                                                               71,848
       Printing and shareholder reports                                                                 56,492
       Transfer agent fees--Class R                                                                     52,255
       Registration fees                                                                                40,542
       Professional fees                                                                                39,927
       Custodian fees                                                                                   28,096
       Directors' fees and expenses                                                                     15,415
       Pricing fees                                                                                        753
       Other                                                                                            23,920
                                                                                               ---------------
       Total expenses                                                                                                   3,534,649
                                                                                                                  ---------------
       Investment income--net                                                                                           (886,343)
                                                                                                                  ---------------

Realized & Unrealized Gain (Loss)--Net

       Realized gain on:
       Investments--net                                                                             59,530,765
       Foreign currency transactions--net                                                                2,085         59,532,850
                                                                                               ---------------
       Change in unrealized depreciation on investments--net                                                         (54,609,948)
                                                                                                                  ---------------
       Total realized and unrealized gain--net                                                                          4,922,902
                                                                                                                  ---------------
       Net Increase in Net Assets Resulting from Operations                                                       $     4,036,559
                                                                                                                  ===============

       See Notes to Financial Statements.



BLACKROCK MID CAP VALUE OPPORTUNITIES FUND                        JULY 31, 2007


Statements of Changes in Net Assets


                                                                                                   For the Six        For the
                                                                                                   Months Ended      Year Ended
                                                                                                  July 31, 2007     January 31,
Increase (Decrease) in Net Assets:                                                                 (Unaudited)          2007
Operations

       Investment loss--net                                                                    $     (886,343)    $   (1,246,525)
       Realized gain--net                                                                           59,532,850         66,616,748
       Change in unrealized depreciation--net                                                     (54,609,948)       (25,324,531)
                                                                                               ---------------    ---------------
       Net increase in net assets resulting from operations                                          4,036,559         40,045,692
                                                                                               ---------------    ---------------

Distributions to Shareholders

       Realized gain--net:
       Institutional                                                                               (3,788,454)       (16,441,539)
       Investor A                                                                                  (4,894,743)       (17,285,826)
       Investor B                                                                                  (2,660,212)       (12,037,808)
       Investor C                                                                                  (4,244,787)       (15,733,221)
       Class R                                                                                     (1,666,836)        (4,311,442)
                                                                                               ---------------    ---------------
       Net decrease in net assets resulting from distributions to shareholders                    (17,255,032)       (65,809,836)
                                                                                               ---------------    ---------------

Capital Share Transactions

       Net increase in net assets derived from capital share transactions                            7,465,778         26,982,831
                                                                                               ---------------    ---------------

Net Assets

       Total increase (decrease) in net assets                                                     (5,752,695)          1,218,687
       Beginning of period                                                                         448,005,718        446,787,031
                                                                                               ---------------    ---------------
       End of period*                                                                          $   442,253,023    $   448,005,718
                                                                                               ===============    ===============
           * Accumulated investment loss--net                                                  $     (886,343)                 --
                                                                                               ===============    ===============

             See Notes to Financial Statements.



BLACKROCK MID CAP VALUE OPPORTUNITIES FUND                        JULY 31, 2007


Financial Highlights

                                                                                          Institutional

                                               For the Six
The following per share data and ratios        Months Ended
have been derived from information            July 31, 2007                       For the Year Ended January 31,
provided in the financial statements.          (Unaudited)        2007           2006          2005          2004          2003
Per Share Operating Performance

Net asset value, beginning of period            $     18.79   $     19.89   $     19.58   $     17.56   $     12.38   $     17.12
                                                -----------   -----------   -----------   -----------   -----------   -----------
Investment income (loss)--net*                          .02           .05           .07           .01         (.01)          --++
Realized and unrealized gain (loss)--net                .24          1.79          4.34          2.14          5.19        (4.42)
                                                -----------   -----------   -----------   -----------   -----------   -----------
Total from investment operations                        .26          1.84          4.41          2.15          5.18        (4.42)
                                                -----------   -----------   -----------   -----------   -----------   -----------
Less distributions from realized gain--net            (.71)        (2.94)        (4.10)         (.13)            --         (.32)
                                                -----------   -----------   -----------   -----------   -----------   -----------
Net asset value, end of period                  $     18.34   $     18.79   $     19.89   $     19.58   $     17.56   $     12.38
                                                ===========   ===========   ===========   ===========   ===========   ===========

Total Investment Return**

Based on net asset value per share                 1.06%+++        10.09%        23.90%        12.24%        41.84%      (25.92%)
                                                ===========   ===========   ===========   ===========   ===========   ===========

Ratios to Average Net Assets

Expenses                                          .92%+++++         1.01%         1.01%         1.01%         1.09%         1.12%
                                                ===========   ===========   ===========   ===========   ===========   ===========
Investment income (loss)--net                     .22%+++++          .28%          .34%          .04%        (.09%)        (.01%)
                                                ===========   ===========   ===========   ===========   ===========   ===========

Supplemental Data

Net assets, end of period (in thousands)        $   100,701   $   105,207   $   114,921   $   126,651   $    91,845   $    59,125
                                                ===========   ===========   ===========   ===========   ===========   ===========
Portfolio turnover                                      87%           99%          110%           82%           86%           74%
                                                ===========   ===========   ===========   ===========   ===========   ===========

      * Based on average shares outstanding.

     ** Total investment returns exclude the effects of any sales charges.

     ++ Amount is less than $(.01) per share.

    +++ Aggregate total investment return.

  +++++ Annualized.

        See Notes to Financial Statements.



BLACKROCK MID CAP VALUE OPPORTUNITIES FUND                        JULY 31, 2007


Financial Highlights (continued)

                                                                                            Investor A

                                               For the Six
The following per share data and ratios        Months Ended
have been derived from information            July 31, 2007                       For the Year Ended January 31,
provided in the financial statements.          (Unaudited)        2007           2006          2005          2004          2003
Per Share Operating Performance

Net asset value, beginning of period            $     18.49   $     19.63   $     19.33   $     17.39   $     12.29   $     17.04
                                                -----------   -----------   -----------   -----------   -----------   -----------
Investment income (loss)--net*                        (.01)        --++++           .03         (.04)         (.05)         (.04)
Realized and unrealized gain (loss)--net                .25          1.76          4.28          2.11          5.15        (4.40)
                                                -----------   -----------   -----------   -----------   -----------   -----------
Total from investment operations                        .24          1.76          4.31          2.07          5.10        (4.44)
                                                -----------   -----------   -----------   -----------   -----------   -----------
Less distributions from realized gain--net            (.71)        (2.90)        (4.01)         (.13)            --         (.31)
                                                -----------   -----------   -----------   -----------   -----------   -----------
Net asset value, end of period                  $     18.02   $     18.49   $     19.63   $     19.33   $     17.39   $     12.29
                                                ===========   ===========   ===========   ===========   ===========   ===========

Total Investment Return**

Based on net asset value per share                  .95%+++         9.76%        23.66%        11.90%        41.50%      (26.12%)
                                                ===========   ===========   ===========   ===========   ===========   ===========

Ratios to Average Net Assets

Expenses                                            1.22%++         1.26%         1.26%         1.26%         1.34%         1.37%
                                                ===========   ===========   ===========   ===========   ===========   ===========
Investment income (loss)--net                      (.08%)++         --***          .13%        (.20%)        (.34%)        (.26%)
                                                ===========   ===========   ===========   ===========   ===========   ===========

Supplemental Data

Net assets, end of period (in thousands)        $   126,126   $   121,065   $    98,343   $    85,184   $    62,061   $    31,504
                                                ===========   ===========   ===========   ===========   ===========   ===========
Portfolio turnover                                      87%           99%          110%           82%           86%           74%
                                                ===========   ===========   ===========   ===========   ===========   ===========

      * Based on average shares outstanding.

     ** Total investment returns exclude the effects of sales charges.

    *** Amount is less than .01%

     ++ Annualized.

   ++++ Amount is less than $.01 per share.

    +++ Aggregate total investment return.

        See Notes to Financial Statements.



BLACKROCK MID CAP VALUE OPPORTUNITIES FUND                        JULY 31, 2007


Financial Highlights (continued)

                                                                                            Investor B

                                               For the Six
The following per share data and ratios        Months Ended
have been derived from information            July 31, 2007                       For the Year Ended January 31,
provided in the financial statements.          (Unaudited)        2007           2006          2005          2004          2003
Per Share Operating Performance

Net asset value, beginning of period            $     17.54   $     18.73   $     18.43   $     16.72   $     11.90   $     16.64
                                                -----------   -----------   -----------   -----------   -----------   -----------
Investment loss--net*                                 (.08)         (.14)         (.13)         (.17)         (.16)         (.15)
Realized and unrealized gain (loss)--net                .23          1.67          4.09          2.01          4.98        (4.29)
                                                -----------   -----------   -----------   -----------   -----------   -----------
Total from investment operations                        .15          1.53          3.96          1.84          4.82        (4.44)
                                                -----------   -----------   -----------   -----------   -----------   -----------
Less distributions from realized gain--net            (.69)        (2.72)        (3.66)         (.13)            --         (.30)
                                                -----------   -----------   -----------   -----------   -----------   -----------
Net asset value, end of period                  $     17.00   $     17.54   $     18.73   $     18.43   $     16.72   $     11.90
                                                ===========   ===========   ===========   ===========   ===========   ===========

Total Investment Return**

Based on net asset value per share                  .53%+++         8.94%        22.69%        11.00%        40.50%      (26.75%)
                                                ===========   ===========   ===========   ===========   ===========   ===========

Ratios to Average Net Assets

Expenses                                            2.03%++         2.03%         2.04%         2.05%         2.15%         2.17%
                                                ===========   ===========   ===========   ===========   ===========   ===========
Investment loss--net                               (.88%)++        (.75%)        (.67%)        (.99%)       (1.14%)       (1.05%)
                                                ===========   ===========   ===========   ===========   ===========   ===========

Supplemental Data

Net assets, end of period (in thousands)        $    66,739   $    78,174   $   112,073   $   125,145   $   139,610   $   115,748
                                                ===========   ===========   ===========   ===========   ===========   ===========
Portfolio turnover                                      87%           99%          110%           82%           86%           74%
                                                ===========   ===========   ===========   ===========   ===========   ===========

      * Based on average shares outstanding.

     ** Total investment returns exclude the effects of sales charges.

     ++ Annualized.

    +++ Aggregate total investment return.

        See Notes to Financial Statements.


BLACKROCK MID CAP VALUE OPPORTUNITIES FUND                        JULY 31, 2007


Financial Highlights (continued)

                                                                                            Investor C

                                               For the Six
The following per share data and ratios        Months Ended
have been derived from information            July 31, 2007                       For the Year Ended January 31,
provided in the financial statements.          (Unaudited)        2007           2006          2005          2004          2003
Per Share Operating Performance

Net asset value, beginning of period            $     17.36   $     18.61   $     18.39   $     16.68   $     11.88   $     16.61
                                                -----------   -----------   -----------   -----------   -----------   -----------
Investment loss--net*                                 (.09)         (.14)         (.13)         (.18)         (.16)         (.15)
Realized and unrealized gain (loss)--net                .24          1.65          4.07          2.02          4.96        (4.27)
                                                -----------   -----------   -----------   -----------   -----------   -----------
Total from investment operations                        .15          1.51          3.94          1.84          4.80        (4.42)
                                                -----------   -----------   -----------   -----------   -----------   -----------
Less distributions from realized gain--net            (.69)        (2.76)        (3.72)         (.13)            --         (.31)
                                                -----------   -----------   -----------   -----------   -----------   -----------
Net asset value, end of period                  $     16.82   $     17.36   $     18.61   $     18.39   $     16.68   $     11.88
                                                ===========   ===========   ===========   ===========   ===========   ===========

Total Investment Return**

Based on net asset value per share                  .54%+++         8.90%        22.65%        11.03%        40.40%      (26.73%)
                                                ===========   ===========   ===========   ===========   ===========   ===========

Ratios to Average Net Assets

Expenses                                            2.09%++         2.04%         2.05%         2.06%         2.16%         2.19%
                                                ===========   ===========   ===========   ===========   ===========   ===========
Investment loss--net                               (.95%)++        (.78%)        (.67%)       (1.00%)       (1.15%)       (1.07%)
                                                ===========   ===========   ===========   ===========   ===========   ===========

Supplemental Data

Net assets, end of period (in thousands)        $   105,812   $   111,084   $   103,468   $    89,771   $    84,755   $    67,233
                                                ===========   ===========   ===========   ===========   ===========   ===========
Portfolio turnover                                      87%           99%          110%           82%           86%           74%
                                                ===========   ===========   ===========   ===========   ===========   ===========

      * Based on average shares outstanding.

     ** Total investment returns exclude the effects of sales charges.

     ++ Annualized.

    +++ Aggregate total investment return.

        See Notes to Financial Statements.


BLACKROCK MID CAP VALUE OPPORTUNITIES FUND                        JULY 31, 2007


Financial Highlights (concluded)

                                                                                          Class R

                                                               For the                                             For the Period
                                                              Six Months                                            February 4,
The following per share data and ratios                         Ended                For the Year Ended              2003++ to
have been derived from information                          July 31, 2007               January 31,                 January 31,
provided in the financial statements.                        (Unaudited)       2007           2006        2005          2004
Per Share Operating Performance

Net asset value, beginning of period                          $     17.58   $     18.81   $     18.71   $     16.87   $     11.81
                                                              -----------   -----------   -----------   -----------   -----------
Investment loss--net**                                              (.04)         (.05)         (.02)         (.08)         (.09)
Realized and unrealized gain--net                                     .23          1.69          4.11          2.05          5.15
                                                              -----------   -----------   -----------   -----------   -----------
Total from investment operations                                      .19          1.64          4.09          1.97          5.06
                                                              -----------   -----------   -----------   -----------   -----------
Less distributions from realized gain--net                          (.70)        (2.87)        (3.99)         (.13)            --
                                                              -----------   -----------   -----------   -----------   -----------
Net asset value, end of period                                $     17.07   $     17.58   $     18.81   $     18.71   $     16.87
                                                              ===========   ===========   ===========   ===========   ===========

Total Investment Return

Based on net asset value per share                                .76%+++         9.55%        23.26%        11.68%     42.85%+++
                                                              ===========   ===========   ===========   ===========   ===========

Ratios to Average Net Assets

Expenses                                                           1.55%*         1.51%         1.51%         1.51%        1.53%*
                                                              ===========   ===========   ===========   ===========   ===========
Investment loss--net                                              (.42%)*        (.28%)        (.11%)        (.45%)       (.58%)*
                                                              ===========   ===========   ===========   ===========   ===========

Supplemental Data

Net assets, end of period (in thousands)                      $    42,875   $    32,476   $    17,981  $      7,356   $       467
                                                              ===========   ===========   ===========   ===========   ===========
Portfolio turnover                                                    87%           99%          110%           82%           86%
                                                              ===========   ===========   ===========   ===========   ===========

      * Annualized.

     ** Based on average shares outstanding.

     ++ Commencement of operations.

    +++ Aggregate total investment return.

        See Notes to Financial Statements.



BLACKROCK MID CAP VALUE OPPORTUNITIES FUND                        JULY 31, 2007



Notes to Financial Statements (Unaudited)


1. Significant Accounting Policies:
BlackRock Mid Cap Value Opportunities Fund (the "Fund") and BlackRock Mid Cap Value Opportunities Series, Inc. (the "Series") is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund's financial statements are prepared in conformity with U.S. generally accepted accounting principles, which may require the use of management accruals and estimates. Actual results may differ from these estimates. These unaudited financial statements reflect all such adjustments, which are, in the opinion of management, necessary to present a fair statement of the results for the interim period. All such adjustments are of a normal, recurring nature. The Fund offers multiple classes of shares. Institutional Shares are sold only to certain eligible investors. Investor A Shares are sold with a front-end sales charge. Shares of Investor B and Investor C may be subject to a contingent deferred sales charge. Class R Shares are sold only to certain retirement plans. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Investor A, Investor B, Investor C and Class R Shares bear certain expenses related to the shareholder servicing of such shares, and Investor B, Investor C and Class R Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures (except that investor B shareholders may vote on certain changes to the Investor A distribution plan). Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Equity securities held by the Fund that are traded on stock exchanges or the NASDAQ Global Market are valued at the last sale price or official close price on the exchange, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price for long positions, and at the last available asked price for short positions. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by or under the authority of the Board of Directors of the Series. Long positions traded in the over-the-counter ("OTC") markets, NASDAQ Capital Market or Bulletin Board are valued at the last available bid price or yield equivalent obtained from one or more dealers or pricing services approved by the Board of Directors of the Series. Short positions traded in the OTC markets are valued at the last available asked price. Portfolio securities that are traded both in the OTC markets and on a stock exchange are valued according to the broadest and most representative market.

Options written or purchased are valued at the last sale price in the case of exchange-traded options. Options traded in the OTC market are valued at the last asked price (options written) or the last bid price (options purchased). Swap agreements are valued based upon quoted fair valuations received daily by the Fund from a pricing service or counterparty. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their last sale price as of the close of such exchanges. Valuation of short-term investment vehicles is generally based on the net asset value of the underlying investment vehicle or amortized cost.

Repurchase agreements are valued at cost plus accrued interest. The Fund employs pricing services to provide certain securities prices for the Fund. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Series, including valuations furnished by the pricing services retained by the Fund, which may use a matrix system for valuations. The procedures of a pricing service and its valuations are reviewed by the officers of the Series under the general supervision of the Series' Board of Directors. Such valuations and procedures will be reviewed periodically by the Board of Directors of the Series.

Generally, trading in foreign securities, as well as U.S. government securities, money market instruments and certain fixed income securities, is substantially completed each day at various times prior to the close of business on the New York Stock Exchange ("NYSE"). The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates will generally be determined as of the close of business on the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of business on the NYSE that may not be reflected in the computation of the Fund's net asset value. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such securities, those securities will be valued at their fair value as determined in good faith by the Series' Board of Directors or by BlackRock Advisors, LLC (the "Manager"), an indirect, wholly owned subsidiary of BlackRock, Inc., using a pricing service and/or procedures approved by the Series' Board of Directors.



BLACKROCK MID CAP VALUE OPPORTUNITIES FUND                        JULY 31, 2007



Notes to Financial Statements (continued)


(b) Derivative financial instruments--The Fund may engage in various portfolio strategies both to increase the return of the Fund and to hedge, or protect, its exposure to interest rate movements and movements in the securities markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract. The counterparty for certain instruments may pledge cash or securities as collateral.

* Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such financial futures contracts. Financial futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits, and maintains, as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

* Options--The Fund may write put and covered call options and purchase call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing trans-action), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received). Written and purchased options are non-income producing investments.

* Foreign currency options and futures--The Fund may also purchase or sell listed or OTC foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates. Such transactions may be effected with respect to hedges on non-U.S. dollar-denominated securities owned by the Fund, sold by the Fund but not yet delivered, or committed or anticipated to be purchased by the Fund.

* Forward foreign exchange contracts--The Fund may enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. The contract is marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed.

(c) Foreign currency transactions--Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into U.S. dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments. The Fund invests in foreign securities, which may involve a number of risk factors and special considerations not present with investments in securities of U.S. corporations.

(d) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(e) Security transactions and investment income--Security transactions are recorded on the dates the trans-actions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund has determined the ex-dividend date. Upon notification from issuers, some of the dividend income received from a real estate investment trust ("REIT") may be redesignated as a reduction of cost of the related investment and/or realized gain. Interest income is recognized on the accrual basis.



BLACKROCK MID CAP VALUE OPPORTUNITIES FUND                        JULY 31, 2007



Notes to Financial Statements (continued)


(f) Prepaid registration fees--Prepaid registration fees are charged to expense as the related shares are issued.

(g) Dividends and distributions--Dividends and distributions paid by the Fund are recorded on the ex-dividend dates.

(h) Securities lending--The Fund may lend securities to financial institutions that provide cash or securities issued or guaranteed by the U.S. government as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. Where the Fund receives securities as collateral for the loaned securities, it collects a fee from the borrower. The Fund typically receives the income on the loaned securities but does not receive the income on the collateral. Where the Fund receives cash collateral, it may invest such collateral and retain the amount earned on such investment, net of any amount rebated to the borrower. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within five business days. The Fund may pay reasonable finders, lending agent, administrative and custodial fees in connection with its loans. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Fund could experience delays and costs in gaining access to the collateral. The Fund also could suffer a loss where the value of the collateral falls below the market value of the borrowed securities, in the event of borrower default or in the event of losses on investments made with cash collateral.

(i) Recent accounting pronouncement--Effective June 29, 2007, the Fund implemented Financial Accounting Standards Board ("FASB") Interpretation
No. 48, "Accounting for Uncertainty in Income Taxes - an interpretation of FASB Statement No. 109" ("FIN 48"). FIN 48 prescribes the minimum recognition threshold a tax position must meet in connection with accounting for uncertainties in income tax positions taken or expected to be taken by an entity, including investment companies, before being measured and recognized in the financial statements. Management has evaluated the application of FIN 48 to the Fund, and has determined that the adoption of FIN 48 does not have a material impact on the Fund's financial statements. The Fund files U.S. and various state tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund's tax returns remains open for the years ended January 31, 2004 through January 31, 2007.

In September 2006, Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" ("FAS 157"), was issued and is effective for fiscal years beginning after November 15, 2007. FAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the implications of FAS 157. At this time, its impact on the Fund's financial statements has not been determined.

In addition, in February 2007, Statement of Financial Accounting Standards No. 159, "The Fair Value Option for Financial Assets and Financial Liabilities" ("FAS 159"), was issued and is effective for fiscal years beginning after November 15, 2007. Early adoption is permitted as of the beginning of a fiscal year that begins on or before November 15, 2007, provided the entity also elects to apply the provisions of FAS 157. FAS 159 permits entities to choose to measure many financial instruments and certain other items at fair value that are not currently required to be measured at fair value. FAS 159 also establishes presentation and disclosure requirements designed to facilitate comparisons between entities that choose different measurement attributes for similar types of assets and liabilities. At this time, management is evaluating the implications of FAS 159 and its impact on the Fund's financial statements, if any, has not been determined.


2. Investment Advisory Agreement and Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with the Manager. The Fund has also entered into separate Distribution Agreements and Distribution Plans with FAM Distributors, Inc. ("FAMD") and BlackRock Distributors, Inc. and its affiliates ("BDI") (collectively, the "Distributor"). FAMD is a wholly owned subsidiary of Merrill Lynch Group, Inc. and BDI is an affiliate of BlackRock, Inc. Merrill Lynch & Co., Inc. ("Merrill Lynch") and The PNC Financial Services Group, Inc. ("PNC") are the principal owners of BlackRock, Inc.



BLACKROCK MID CAP VALUE OPPORTUNITIES FUND                        JULY 31, 2007



Notes to Financial Statements (continued)


The Manager is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee of .65%, on an annual basis, of the average daily value of the Fund's net assets. In addition, the Manager has entered into a Sub-Advisory Agreement with BlackRock Investment Management, LLC ("BIM"), an affiliate of the Manager, under which the Manager pays BIM for services it provides a monthly fee that is a percentage of the management fee paid by the Fund to the Manager.

Pursuant to the Distribution Plans adopted by the Series in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing service fees and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:

                                      Service          Distribution
                                          Fee                   Fee

Investor A                               .25%                    --
Investor B                               .25%                  .75%
Investor C                               .25%                  .75%
Class R                                  .25%                  .25%


Pursuant to sub-agreements with each Distributor, broker-dealers, including Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a wholly owned subsidiary of Merrill Lynch, and each Distributor provide shareholder servicing and distribution services to the Fund. The on-going service fee compensates the Distributor and each broker-dealer (including MLPF&S) for providing shareholder servicing to Investor A, Investor B, Investor C and Class R shareholders. The ongoing distribution fee compensates each Distributor and MLPF&S for providing shareholder and distribution-related services to Investor B, Investor C and Class R shareholders.

For the six months ended July 31, 2007, FAMD and BDI earned underwriting discounts and direct commissions and MLPF&S earned dealer concessions on sales of the Fund's Investor A Shares as follows:


                                 FAMD         MLPF&S            BDI

Investor A                     $1,132        $14,310           $  5


For the six months ended July 31, 2007, affiliates received contingent deferred sales charges of $28,200 and $2,808 relating to transactions in Investor B and Investor C Shares, respectively. Furthermore affiliates received contingent deferred sales charges of $156 relating to transactions subject to front-end sales charge waivers in Investor A Shares.

The Manager maintains a call center, which is responsible for providing certain shareholder services to the Fund, such as responding to shareholder inquiries and processing trans-actions based upon instructions from shareholders with respect to the subscription and redemption of Fund shares. During the six months ended July 31, 2007, the following amounts have been accrued by the Fund to reimburse the Manager for costs incurred running the call center, which are a component of the transfer agent fees in the accompanying Statement of Operations.

                                                        Call Center
                                                               Fees

Institutional                                                $  880
Investor A                                                   $2,250
Investor B                                                   $2,400
Investor C                                                   $2,490
Class R                                                      $  290


The Fund has received an exemptive order from the Securities and Exchange Commission permitting it to lend portfolio securities to MLPF&S, or its affiliates. As of July 31, 2007, the Fund lent securities with a value of $6,768,756 to MLPF&S or its affiliates. Pursuant to that order, the Fund has retained BIM as the securities lending agent for a fee based on a share of the returns on investment of cash collateral. BIM may, on behalf of the Fund, invest cash collateral received by the Fund for such loans, among other things, in a private investment company managed by the Manager or in registered money market funds advised by the Manager or its affiliates. For the six months ended July 31, 2007, BIM received $20,160 in securities lending agent fees.

In addition, MLPF&S received $189,743 in commissions on the execution of portfolio security transactions for the Fund for the six months ended July 31, 2007.

PFPC Inc., an indirect, wholly owned subsidiary of PNC and an affiliate of the Manager, is the Fund's transfer agent.

For the six months ended July 31, 2007, the Fund reimbursed the Manager $5,666 for certain accounting services.

Certain officers and/or directors of the Series are officers and/or directors of BlackRock, Inc. or its affiliates.



BLACKROCK MID CAP VALUE OPPORTUNITIES FUND                        JULY 31, 2007



Notes to Financial Statements (continued)


3. Investments:

Purchases and sales of investments, excluding short-term securities, for the six months ended July 31, 2007 were $394,169,769 and $408,362,497,respectively.


4. Capital Share Transactions:

Net increase in net assets derived from capital share transactions were $7,465,778 and $26,982,831 for the six months ended July 31, 2007 and year ended January 31, 2007, respectively.

Transactions in capital shares for each class were as follows:


Institutional Shares
for the Six Months                                               Dollar
Ended July 31, 2007                           Shares             Amount

Shares sold                                  395,299    $     7,737,300
Shares issued to shareholders in
   reinvestment of distributions             184,315          3,702,315
                                      --------------    ---------------
Total issued                                 579,614         11,439,615
Shares redeemed                            (689,293)       (13,544,237)
                                      --------------    ---------------
Net decrease                               (109,679)    $   (2,104,622)
                                     ===============    ===============



Institutional Shares for the Year                                Dollar
Ended January 31, 2007                        Shares             Amount

Shares sold                                1,017,656    $    19,775,896
Shares issued to shareholders in
   reinvestment of distributions             867,983         15,926,489
                                      --------------    ---------------
Total issued                               1,885,639         35,702,385
Shares redeemed                          (2,063,926)       (39,234,724)
                                      --------------    ---------------
Net decrease                               (178,287)    $   (3,532,339)
                                     ===============    ===============



Investor A Shares
for the Six Months                                               Dollar
Ended July 31, 2007                           Shares             Amount

Shares sold                                1,334,303    $    25,861,577
Shares issued to shareholders in
   reinvestment of distributions             231,502          4,569,782
                                      --------------    ---------------
Total issued                               1,565,805         30,431,359
Shares redeemed                          (1,113,432)       (21,435,035)
                                      --------------    ---------------
Net increase                                 452,373    $     8,996,324
                                     ===============    ===============



Investor A Shares for the Year                                   Dollar
Ended January 31, 2007                        Shares             Amount

Shares sold                                1,921,922    $    36,543,811
Automatic conversion of shares               643,668         12,325,381
Shares issued to shareholders in
   reinvestment of distributions             864,301         15,628,167
                                      --------------    ---------------
Total issued                               3,429,891         64,497,359
Shares redeemed                          (1,894,057)       (35,757,555)
                                      --------------    ---------------
Net increase                               1,535,834    $    28,739,804
                                     ===============    ===============



Investor B Shares
for the Six Months                                               Dollar
Ended July 31, 2007                           Shares             Amount

Shares sold                                  153,778    $     2,809,146
Automatic conversion of shares
Shares issued to shareholders in
   reinvestment of distributions             129,460          2,411,691
                                      --------------    ---------------
Total issued                                 283,238          5,220,837
Shares redeemed                            (814,634)       (14,929,514)
                                      --------------    ---------------
Net decrease                               (531,396)    $   (9,708,677)
                                     ===============    ===============



Investor B Shares for the Year                                   Dollar
Ended January 31, 2007                        Shares             Amount

Shares sold                                  410,924    $     7,482,953
Shares issued to shareholders in
   reinvestment of distributions             629,280         10,790,352
                                      --------------    ---------------
Total issued                               1,040,204         18,273,305
                                      --------------    ---------------
Automatic conversion of shares             (676,606)       (12,325,381)
Shares redeemed                          (1,891,232)       (34,398,748)
                                      --------------    ---------------
Total redeemed                           (2,567,838)       (46,724,129)
                                      --------------    ---------------
Net decrease                             (1,527,634)    $  (28,450,824)
                                     ===============    ===============



Investor C Shares
for the Six Months                                               Dollar
Ended July 31, 2007                           Shares             Amount

Shares sold                                  621,594    $    11,261,296
Shares issued to shareholders in
   reinvestment of distributions             215,024          3,962,777
                                      --------------    ---------------
Total issued                                 836,618         15,224,073
Shares redeemed                            (942,109)       (17,127,871)
                                      --------------    ---------------
Net decrease                               (105,491)    $   (1,903,798)
                                     ===============    ===============



BLACKROCK MID CAP VALUE OPPORTUNITIES FUND                        JULY 31, 2007



Notes to Financial Statements (concluded)



Investor C Shares for the Year                                   Dollar
Ended January 31, 2007                        Shares             Amount

Shares sold                                1,297,431    $    23,302,291
Shares issued to shareholders in
   reinvestment of distributions             849,262         14,441,263
                                      --------------    ---------------
Total issued                               2,146,693         37,743,554
Shares redeemed                          (1,310,320)       (23,587,163)
                                      --------------    ---------------
Net increase                                 836,373    $    14,156,391
                                     ===============    ===============



Class R Shares
for the Six Months                                               Dollar
Ended July 31, 2007                           Shares             Amount

Shares sold                                  930,684    $    17,088,288
Shares issued to shareholders in
   reinvestment of distributions              88,826          1,661,928
                                      --------------    ---------------
Total issued                               1,019,510         18,750,216
Shares redeemed                            (355,419)        (6,563,665)
                                      --------------    ---------------
Net increase                                 664,091    $    12,186,551
                                     ===============    ===============



Class R Shares for the Year                                      Dollar
Ended January 31, 2007                        Shares             Amount

Shares sold                                1,271,414    $    22,998,456
Shares issued to shareholders in
   reinvestment of distributions             249,194          4,291,601
                                      --------------    ---------------
Total issued                               1,520,608         27,290,057
Shares redeemed                            (628,987)       (11,220,258)
                                      --------------    ---------------
Net increase                                 891,621    $    16,069,799
                                     ===============    ===============


5. Short-Term Borrowings:

The Series, on behalf of the Fund, along with certain other funds managed by the Manager and its affiliates, is a party to a $500,000,000 credit agreement with a group of lenders, which expires November 2007. The Fund may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Fund may borrow up to the maximum amount allowable under the Fund's current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. If amounts are borrowed, the Fund will pay a commitment fee of .06% per annum based on the Fund's pro rata share of the unused portion of the credit agreement. Amounts borrowed under the credit agreement bear interest at a rate equal to, at each fund's election, the federal funds rate plus .35% or a base rate as defined in the credit agreement. The Fund did not borrow under the credit agreement during the period ended July 31, 2007.




Officers and Directors


Robert C. Doll, Jr., President and Director
James H. Bodurtha, Director
Kenneth A. Froot, Director
Joe Grills, Director
Herbert I. London, Director
Roberta Cooper Ramo, Director
Robert S. Salomon, Jr., Director
Donald C. Burke, Vice President and Treasurer
Karen Clark, Fund Chief Compliance Officer
Alice A. Pellegrino, Secretary


Custodian
The Bank of New York
100 Church Street
New York, NY 10286


Transfer Agent
PFPC Inc.
Wilmington, DE 19809



BLACKROCK MID CAP VALUE OPPORTUNITIES FUND                        JULY 31, 2007



BlackRock Funds


BlackRock Privacy Principles


BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, "Clients") and to safeguarding their nonpublic personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal nonpublic information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our Web sites.

BlackRock does not sell or disclose to nonaffiliated third parties any nonpublic personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These nonaffiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to nonpublic personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the nonpublic personal information of its Clients, including procedures relating to the proper storage and disposal of such information.


Availability of Additional Information


Electronic copies of most financial reports and prospectuses are available on the Fund's Web site or shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual reports and prospectuses by enrolling in the Fund's electronic delivery program.

To enroll:

Shareholders Who Hold Accounts with Investment Advisers, Banks or Brokerages:

Please contact your financial advisor. Please note that not all investment advisers, banks or brokerages may offer this service.

Shareholders Who Hold Accounts Directly with BlackRock:

1) Access the BlackRock Web site at
   http://www.blackrock.com/edelivery

2) Select eDelivery under the More Information section

3) Log into your account


The Fund will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called "householding" and it is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact the Fund at
(800) 441-7762.



BLACKROCK MID CAP VALUE OPPORTUNITIES FUND                        JULY 31, 2007



BlackRock Funds (concluded)



Availability of Additional Information (concluded)


Availability of Proxy Voting Policies and Procedures

The Fund has delegated proxy voting responsibilities to BlackRock and its affiliates, subject to the general oversight of the Series' Board of Directors. A description of the policies and procedures that BlackRock and its affiliates use to determine how to vote proxies relating to portfolio securities is available without charge, upon request, on our Web site at www.blackrock.com, by calling (800) 441-7762, or on the Web site of the Securities and Exchange Commission (the "Commission") at http://www.sec.gov.


Availability of Proxy Voting Record

Information on how proxies relating to the Fund's voting securities were voted (if any) by BlackRock during the most recent 12-month period ended June 30 is available, upon request and without charge, on our Web site at www.blackrock.com, by calling (800) 441-7762 or on the Web site of the Commission at http://www.sec.gov.


Availability of Quarterly Portfolio Schedule

The Fund files its complete schedule of portfolio holdings for the first and third quarters of its fiscal year with the Commission on Form N-Q. The Fund's Forms N-Q are available on the Commission's Web site at http://www.sec.gov and may be reviewed and copied at the Commission's Public Reference Room in Washington, D.C. Information regarding the operation of the Public Reference Room may be obtained by calling (202) 551-8090. The Fund's Forms N-Q may also be obtained upon request, without charge, by calling (800) 441-7762.



Shareholder Privileges


Account Information

Call us at (800) 441-7762 8:00 AM - 6:00 PM EST to get information about your account balances, recent transactions and share prices. You can also reach us on the Web at www.blackrock.com.


Automatic Investment Plans

Investor Class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.


Systematic Withdrawal Plans

Investor Class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account is at least $10,000.


Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.



BLACKROCK MID CAP VALUE OPPORTUNITIES FUND                        JULY 31, 2007



A World-Class Mutual Fund Family


BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed income and tax-exempt investing.


Equity Funds

BlackRock All-Cap Global Resources Portfolio
BlackRock Aurora Portfolio
BlackRock Asset Allocation Portfolio++
BlackRock Balanced Capital Fund++
BlackRock Basic Value Fund
BlackRock Capital Appreciation Portfolio
BlackRock Developing Capital Markets Fund
BlackRock Equity Dividend Fund
BlackRock EuroFund
BlackRock Focus Twenty Fund
BlackRock Focus Value Fund
BlackRock Fundamental Growth Fund
BlackRock Global Allocation Fund++
BlackRock Global Dynamic Equity Fund
BlackRock Global Financial Services Fund
BlackRock Global Growth Fund
BlackRock Global Opportunities Portfolio
BlackRock Global Resources Portfolio*
BlackRock Global Science & Technology
  Opportunities Portfolio
BlackRock Global SmallCap Fund
BlackRock Healthcare Fund
BlackRock Health Sciences Opportunities Portfolio
BlackRock Index Equity Portfolio*
BlackRock International Fund
BlackRock International Index Fund
BlackRock International Opportunities Portfolio*
BlackRock International Value Fund
BlackRock Investment Trust
BlackRock Large Cap Core Fund
BlackRock Large Cap Growth Fund
BlackRock Large Cap Value Fund
BlackRock Latin America Fund
BlackRock Mid-Cap Growth Equity Portfolio
BlackRock Mid-Cap Value Equity Portfolio
BlackRock Mid Cap Value Opportunities Fund
BlackRock Natural Resources Trust
BlackRock Pacific Fund
BlackRock Small Cap Core Equity Portfolio
BlackRock Small Cap Growth Equity Portfolio
BlackRock Small Cap Growth Fund II
BlackRock Small Cap Index Fund
BlackRock Small Cap Value Equity Portfolio*
BlackRock Small/Mid-Cap Growth Portfolio
BlackRock S&P 500 Index Fund
BlackRock Technology Fund
BlackRock U.S. Opportunities Portfolio
BlackRock Utilities and Telecommunications Fund
BlackRock Value Opportunities Fund


Fixed Income Funds

BlackRock Bond Fund
BlackRock Commodity Strategies Fund
BlackRock Enhanced Income Portfolio
BlackRock GNMA Portfolio
BlackRock Government Income Portfolio
BlackRock High Income Fund
BlackRock High Yield Bond Portfolio
BlackRock Inflation Protected Bond Portfolio
BlackRock Intermediate Bond Portfolio II
BlackRock Intermediate Government
  Bond Portfolio
BlackRock International Bond Portfolio
BlackRock Low Duration Bond Portfolio
BlackRock Managed Income Portfolio
BlackRock Short-Term Bond Fund
BlackRock Total Return Portfolio
BlackRock Total Return Portfolio II
BlackRock World Income Fund


Municipal Bond Funds

BlackRock AMT-Free Municipal Bond Portfolio
BlackRock California Insured Municipal Bond Fund
BlackRock Delaware Municipal Bond Portfolio
BlackRock Florida Municipal Bond Fund
BlackRock High Yield Municipal Fund
BlackRock Intermediate Municipal Fund
BlackRock Kentucky Municipal Bond Portfolio
BlackRock Municipal Insured Fund
BlackRock National Municipal Fund
BlackRock New Jersey Municipal Bond Fund
BlackRock New York Municipal Bond Fund
BlackRock Ohio Municipal Bond Portfolio
BlackRock Pennsylvania Municipal Bond Fund
BlackRock Short-Term Municipal Fund


Target Risk & Target Date Funds

BlackRock Prepared Portfolios
  Conservative Prepared Portfolio
  Moderate Prepared Portfolio
  Growth Prepared Portfolio
  Aggressive Growth Prepared Portfolio
BlackRock Lifecycle Prepared Portfolios
  Prepared Portfolio 2010
  Prepared Portfolio 2015
  Prepared Portfolio 2020
  Prepared Portfolio 2025
  Prepared Portfolio 2030
  Prepared Portfolio 2035
  Prepared Portfolio 2040
  Prepared Portfolio 2045
  Prepared Portfolio 2050

  * See the prospectus for information on specific limitations on investments in the fund.

 ++ Mixed asset fund.


BlackRock mutual funds are distributed by BlackRock Distributors, Inc. and certain funds are also distributed by FAM Distributors, Inc. You should consider the investment objectives, risks, charges and expenses of the funds under consideration carefully before investing. Each fund's prospectus contains this and other information and is available at www.blackrock.com or by calling 800-882-0052 or from your financial advisor. The prospectus should be read carefully before investing.


BLACKROCK MID CAP VALUE OPPORTUNITIES FUND                        JULY 31, 2007


Item 2 -   Code of Ethics - Not Applicable to this semi-annual report

Item 3 - Audit Committee Financial Expert - Not Applicable to this semi-annual Report

Item 4 - Principal Accountant Fees and Services - Not Applicable to this semi-annual report

Item 5 -   Audit Committee of Listed Registrants - Not Applicable

Item 6 - Schedule of Investments - The registrant's Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this form.

Item 7 - Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies - Not Applicable

Item 8 - Portfolio Managers of Closed-End Management Investment Companies - Not Applicable

Item 9 - Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers - Not Applicable

Item 10 -  Submission of Matters to a Vote of Security Holders - The
           registrant's Nominating Committee will consider nominees to the Board recommended by shareholders when a vacancy becomes available. Shareholders who wish to recommend a nominee should send nominations which include biographical information and set forth the qualifications of the proposed nominee to the registrant's Secretary. There have been no material changes to these procedures.

Item 11 -  Controls and Procedures

11(a) - The registrant's principal executive and principal financial officers or persons performing similar functions have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act")) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities and Exchange Act of 1934, as amended.

11(b) - There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12 -  Exhibits attached hereto

12(a)(1) - Code of Ethics - Not Applicable to this semi-annual report

12(a)(2) - Certifications - Attached hereto

12(a)(3) - Not Applicable

12(b) -    Certifications - Attached hereto


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Mid Cap Value Opportunities Fund of
BlackRock Mid Cap Value Opportunities Series, Inc.


By:   /s/ Robert C. Doll, Jr.
      -----------------------
      Robert C. Doll, Jr.,
      Chief Executive Officer (principal executive officer) of
      BlackRock Mid Cap Value Opportunities Fund of
      BlackRock Mid Cap Value Opportunities Series, Inc.


Date: September 20, 2007


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By:   /s/ Robert C. Doll, Jr.
      -----------------------
      Robert C. Doll, Jr.,
      Chief Executive Officer (principal executive officer) of
      BlackRock Mid Cap Value Opportunities Fund of
      BlackRock Mid Cap Value Opportunities Series, Inc.


Date: September 20, 2007


By:   /s/ Donald C. Burke
      -------------------
      Donald C. Burke,
      Chief Financial Officer (principal financial officer) of
      BlackRock Mid Cap Value Opportunities Fund of
      BlackRock Mid Cap Value Opportunities Series, Inc.


Date: September 20, 2007